Exhibit 10.3

FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT OF

SOLARIS OILFIELD INFRASTRUCTURE, LLC

This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF SOLARIS OILFIELD INFRASTRUCTURE, LLC (this “Amendment”), dated as of September 11, 2024, is adopted, executed and agreed to, for good and valuable consideration, by and among Solaris Oilfield Infrastructure, LLC, a Delaware limited liability company (the “Company”), Solaris Oilfield Infrastructure, Inc., a Delaware corporation and the sole managing member of the Company (the “Managing Member”) and the additional members listed on the signature pages hereto (collectively, the “Additional Members”).

RECITALS

WHEREAS, the operation of the Company is governed by that certain Second Amended and Restated Limited Liability Company Agreement of the Company, dated May 11, 2017 (the “LLC Agreement”).

WHEREAS, the Managing Member desires to amend the LLC Agreement to change the name of the Company to “Solaris Energy Infrastructure, LLC”; and

WHEREAS, pursuant to Section 12.1(a) of the LLC Agreement, the LLC Agreement may only be amended or modified with the approval of the Managing Member and any such member who, at the time of such amendment or modification, holds at least five-percent (5%) of the outstanding membership units of the Company.

NOW THEREFORE, in consideration of these premises, the mutual promises, covenants and obligations contained in this Amendment, and other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, the parties agree as follows:

1.	Amendments

(a)  All references to “Solaris Oilfield Infrastructure, LLC” in the LLC Agreement are hereby deleted in their entirety and replaced with “Solaris Energy Infrastructure, LLC”.

2.	Miscellaneous

(a) All terms and conditions of the LLC Agreement not expressly modified by this Amendment shall remain in full force and effect, and, in the event of any inconsistencies between this Amendment and the terms of the LLC Agreement, the terms set forth in this Amendment shall govern and control.

(b) This Amendment may be executed in one or more counterparts, which shall be construed together as one document.

(c) Captions used herein are for convenience only and are not to be utilized to ascribe any meaning to the contents thereof. Unless defined differently herein or the context clearly requires otherwise, all terms used in this Amendment shall have the meanings ascribed to them under the LLC Agreement, as amended.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment to the LLC Agreement is executed effective as of the date first above written.

MANAGING MEMBER:

Solaris Oilfield Infrastructure, Inc.

By:	/s/ William A. Zartler
Name:	William A. Zartler
Title:	Chief Executive Officer

ADDITIONAL MEMBERS:

Yorktown Energy Partners X, L.P.
By: Yorktown X Company, LP, its general partner
By: Yorktown X Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.
Name:	W. Howard Keenan, Jr.
Title:	Member

Solaris Energy Capital, LLC

By:	/s/ William A. Zartler
Name:	William A. Zartler
Title:	Authorized Signatory

Signature Page to

First Amendment to the

Second Amended and Restated Limited Liability Company Agreement of

Solaris Oilfield Infrastructure, LLC